                                                        EXHIBIT 23

                                                  CONSENT OF INDEPENDENT
                                             REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration  Statements of The First Bancshares,  Inc., on Form
S-8 (Registration  No. 333-97001 and No. 333-81264) of our report dated March 28,  2008 on the 2007 consolidated  financial statements  of The First  Bancshares,  Inc.,  which report is included in the 2007 Annual  Report on Form 10-K of The First
Bancshares, Inc.

                                                                       /S/ T. E. LOTT & COMPANY

Columbus, Mississippi
March 28, 2008